                                                                   Exhibit 10.47
                                                                   -------------

                               SCHEDULE ADDENDUM

Pursuant to the General Instructions to Item 601 of Regulation SK of the Securities Act of 1933, as amended, the Company's Executive Employment Agreements (the, "Executive Agreements") entered into by certain of the Company's executive employees, the form of which is substantially identical as to each such executive in all material respects, except as to the parties thereto, executive position, compensation, and certain additional terms, the Company has filed only one copy of such document (the "Form of Executive Agreement"), with an attached schedule identifying the material details in which such documents differ from the form. The Form of Executive Agreement was filed with the Commission as Exhibit 10.33 to the Company's Form 10-Q for the quarterly period ended September 30, 1997 and is herein incorporated by reference thereto.

The Schedule to Exhibit 10.33 is hereby updated with respect to the following employees who have entered into Executive Agreements with the Company:

       Employee,
   Executive Position and
   Annual  Compensation                                                 Additional Terms
------------------------------------                   -------------------------------------------------------
Mark L. Smith                                          Reimbursement of Relocation Expenses
Vice President, Finance and
 Administration, Chief Financial
 Officer, $151,000

Elise A. Ecanow
Vice President, General Counsel and
 Secretary, $150,000

Moti Greisas                                           One time bonus of 25% of base salary after first year;
Vice President Israel Operations of                    Grant of 20,000 stock options;
 NSI, and General Manager of NSI                       Additional and substitute Company benefits provided in
 Israel, Ltd., $125,000                                Israel: Managers Insurance, Sick Leave and Disability
                                                       Insurance, Keren Hishtalmut Fund, Telephone
                                                       Reimbursement, Company Car, Contribution Adjustments.
                                                       Non-Duplication of Benefits provisions


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
Uri Avni                                               One time bonus of 25% of base salary after first year;
Vice President Manufacturing and                       Grant of 20,000 stock options;
 Field Operations of NSI, Vice                         Additional and substitute Company benefits provided in
 President Manufacturing NSI                           Israel: Managers Insurance, Sick Leave and Disability
 Israel, Ltd., $125,000                                Insurance, Keren Hishtalmut Fund, Telephone
                                                       Reimbursement, Company Car, Contribution Adjustments.
                                                       Non-Duplication of Benefits provisions

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